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                                                                      Exhibit 24

                                POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint William J. Casazza and Alan M. Bennett, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1998 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

Dated as of February 26, 1999.


/s/ Richard L. Huber                    /s/ Gerald Greenwald
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Richard L. Huber                        Gerald Greenwald
Chairman, Chief Executive Officer,      Director
President and Director
(Principal Executive Officer)

/s/ Leonard Abramson                    /s/ Ellen M.  Hancock
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Leonard Abramson                        Ellen M. Hancock
Director                                Director

/s/ Betsy Z. Cohen                      /s/ Michael H. Jordan
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Betsy Z. Cohen                          Michael H. Jordan
Director                                Director

/s/ William H. Donaldson                /s/ Jack D. Kuehler
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William H. Donaldson                    Jack D. Kuehler
Director                                Director

/s/ Barbara Hackman Franklin            /s/ Frank R. O'Keefe, Jr.
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Barbara Hackman Franklin                Frank R. O'Keefe, Jr.
Director                                Director

/s/ Jerome S. Goodman                   /s/ Judith Rodin
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Jerome S. Goodman                       Judith Rodin
Director                                Director

/s/ Earl G. Graves                      /s/ Alan J. Weber
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Earl G. Graves                          Alan J. Weber
Director                                Vice Chairman for Strategy and Finance
                                        (Principal Financial Officer)